                                                                    EXHIBIT 23.4



                         PETROLEUM CONSULTANT'S CONSENT


We consent to incorporation by reference in the Registration Statements (No. 333-47672, 333-44702, 333-32214, 333-39908 and 333-85553) on Form S-8, and the
Registration Statement (No. 333-85211) on Form S-3 of Devon Energy Corporation, the reference herein to our appraisal report for Devon Energy Corporation as of December 31, 1999.


                                  LAROCHE PETROLEUM CONSULTANTS, LTD.

                                  By: /s/ William M. Kazmann
                                     --------------------------
                                     Partner


November 6, 2000